Exhibit 10.1
Execution Version
SUPPORT AGREEMENT
This Support Agreement (this “Agreement”), dated as of August 18, 2026, is entered into by and between Willow Parent, LLC, a Delaware limited liability company (“Parent”), Weave Communications, Inc., a Delaware corporation (the “Company”), and ____________________ (the “Stockholder”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).
RECITALS
WHEREAS, concurrently with the execution and delivery of this Agreement, (i) the Company, (ii) Parent and (iii) Willow Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), will enter into an Agreement and Plan of Merger (as may be amended, restated, amended and restated, waived or otherwise modified from time to time in accordance with the terms thereof, the “Merger Agreement”), which provides for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent;
WHEREAS, as of the date hereof, the Stockholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of the number of shares of common stock, par value $0.00001 per share, of the Company (the “Company Common Stock”) set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Owned Shares”, being all of the shares of Company Common Stock owned of record or beneficially by the Stockholder as of the date hereof (the “Owned Shares”); and
WHEREAS, as a condition to the willingness of Parent to enter into the Merger Agreement and as an inducement and in consideration therefor, Parent has required that the Stockholder agrees, and the Stockholder has agreed, to enter into this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Stockholder and Parent hereby agree as follows:
1.Agreement to Vote the Covered Shares. Beginning on the date hereof until the Termination Date (as defined below), at every meeting of the stockholders of the Company, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, the Stockholder agrees to, and if applicable, to cause its controlled Affiliates to, affirmatively vote (including via proxy) or execute consents with respect to (or cause to be voted (including via proxy) or consents to be executed with respect to) all of the Owned Shares and any additional shares of Company Common Stock or other voting securities of the Company acquired by the Stockholder or its respective controlled Affiliates after the date hereof and prior to the Termination Date (collectively, and together with the Owned Shares, the “Covered Shares”) as follows: (a) in favor of (i) the adoption of the Merger Agreement and the approval of the Merger, including any amended and restated Merger Agreement or amendment to the Merger Agreement that, in any such case, increases the Merger Consideration or otherwise results in the Merger Agreement being more favorable to the stockholders of the Company than the Merger

Agreement in effect as of the date of this Agreement, (ii) the approval of any proposal to adjourn or postpone any Stockholders’ Meeting to a later date if the Company or Parent proposes or requests such postponement or adjournment in accordance with Section 5.4(a) of the Merger Agreement, and (iii) the approval of any other proposal considered and voted upon by the stockholders of the Company at any Stockholders’ Meeting necessary for consummation of the Transactions, including the Merger; and (b) against (i) any proposal, action or Contract that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company contained in the Merger Agreement or that would reasonably be expected to result in any condition set forth in the Merger Agreement not being satisfied or not being fulfilled prior to the Termination Date, (ii) any Company Takeover Proposal, (iii) any reorganization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company (except as contemplated by the Merger Agreement) and (iv) any other proposal, action or Contract which would reasonably be expected to prevent or materially impede or materially delay the consummation of the Transactions, including the Merger (the foregoing clauses (a) and (b), collectively, the “Supported Matters”). The Stockholder agrees to, and agrees to cause its applicable controlled Affiliates to, be present, in person or by proxy, at every meeting of the stockholders of the Company, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, to vote on the Supported Matters (in the manner described in this Section 1) so that all of the Covered Shares will be counted for purposes of determining the presence of a quorum at such meeting, or otherwise cause the Covered Shares to be counted as present thereat for purposes of establishing a quorum. For the avoidance of doubt, other than with respect to the Supported Matters, the Stockholder does not have any obligation to vote the Covered Shares in any particular manner and, with respect to such other matters (other than the Supported Matters), the Stockholder shall be entitled to vote the Covered Shares in its sole discretion.
2.Termination. This Agreement shall terminate automatically and without further action upon the earliest to occur of: (a) the valid termination of the Merger Agreement in accordance with its terms; (b) the Effective Time; (c) unless otherwise agreed by the Stockholder, any amendment to the Merger Agreement that reduces the amount or changes the form of the Merger Consideration or is otherwise materially adverse to the Company’s stockholders in their capacity as such; or (d) the mutual written agreement of the Stockholder and Parent to terminate this Agreement (with any such termination not to require the consent of the Company) (such date, the “Termination Date”); provided that the provisions set forth in Sections 13 through 22 shall survive the termination of this Agreement; and provided further that, subject to the provisions set forth in Section 7.3(e) of the Merger Agreement, the termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against any other party hereto for that party’s Fraud or Willful and Material Breach of this Agreement that may have occurred on or before such termination.
3.Certain Covenants of the Stockholder.
3.1Transfers. Beginning on the date hereof until the Termination Date, the Stockholder hereby covenants and agrees that, except as expressly contemplated pursuant to this Agreement, (a) the Stockholder shall not, directly or indirectly (i) tender any Covered Shares into any tender or exchange offer, (ii) offer, sell, transfer, assign, exchange, pledge, hypothecate, encumber or otherwise dispose of (collectively, “Transfer”) or enter into any Contract, option or other understanding with respect to the Transfer of, any Covered Shares or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law), (iii) grant any proxies or powers of attorney, deposit any Covered Shares into a voting trust or enter into a voting agreement with respect to any Covered Shares that is inconsistent with this Agreement, (iv) take any action that would reasonably be expected to prevent or materially impair or materially delay the consummation of the transactions contemplated by this Agreement, or (v) commit or agree to take any of the foregoing actions. Any Transfer in violation of this Section 3.1 shall be void ab initio. Notwithstanding the foregoing, the Stockholder may Transfer Covered Shares (i) to an Affiliate of the Stockholder (provided that such Affiliate agrees to be bound by the terms of this Agreement in a writing in a form reasonably acceptable to Parent) or (ii) for estate planning purposes, including Transfers to one or more trusts or family partnerships for the benefit of the Stockholder or members of the Stockholder's immediate family (provided that, in each case, such transferee agrees to be bound by the terms of this Agreement in a writing in a form reasonably acceptable to Parent and such Stockholder retains sole voting control of such Covered Shares).
3.2No Solicitation; Public Statements and Disclosure. The Stockholder shall not take any action that the Company would then be prohibited from taking under Section 5.2 of the Merger Agreement; provided, that nothing in this Section 3.2 shall restrict the Stockholder from taking any action that the Company is expressly permitted to take pursuant to Section 5.2 of the Merger Agreement. The Stockholder agrees that any public announcements by the Stockholder relating to the transactions contemplated by this Agreement and the Merger Agreement will solely be in the Stockholder’s capacity as a director or officer of the Company, and any such public announcement shall be governed by the terms and conditions of the Merger Agreement. The Stockholder (a) consents to and authorizes the publication and disclosure by Parent and its Affiliates of the Stockholder’s identity and holding of the Covered Shares and the nature of the Stockholder’s commitments and obligations under this Agreement in any announcement or disclosure required by the SEC or other Governmental Entity, or any other disclosure document in connection with the Transactions, including the Merger or any of the transactions contemplated by this Agreement, and (b) agrees promptly to give to Parent any information it may reasonably require for the preparation of any such disclosure documents. The Stockholder agrees to promptly notify Parent of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that any shall have become false or misleading in any material respect.
4.Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Parent and the Company as follows:
4.1Due Authority. The Stockholder has the legal capacity to execute and deliver this Agreement, to execute, deliver, comply with and perform his or her obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby. The Stockholder has all requisite power and authority to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Stockholder and, assuming this Agreement constitutes the legal, valid and binding agreement of all of the other parties hereto, constitutes the legal, valid and binding agreement of the Stockholder enforceable against the Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception.
4.2No Conflict. The execution and delivery of, compliance with and performance by the Stockholder of, this Agreement will not, constitute or result in (a) a breach or violation of any Law applicable to the Stockholder or (b) with or without notice, lapse of time or both, a breach, cancellation, modification or violation of, a termination (or right of termination) or default under, the acceleration of any obligations or the loss of any benefit under, give rise to the payment of any fee, penalty or other amount under, or the creation of a Lien (other than a Permitted Lien) on any of the properties or assets of the Stockholder pursuant to any Contract binding upon the Stockholder, other than in the case of the preceding clauses (a) and (b), as would not reasonably be expected to, individually or in the aggregate, restrict, prohibit or impair the consummation of the Transactions, including the Merger, or the performance by the Stockholder of its obligations under this Agreement.
4.3Consents. Except for (a) compliance with, and filings under, the HSR Act and any other applicable Antitrust Laws or FDI Laws set forth on Section 3.4(a)(i) of the Company Disclosure Letter, (b) compliance with, and filings under, the Exchange Act and the Securities Act, and any other federal securities Laws, (c) compliance with state securities, takeover and “blue sky” Laws and filing of documents with various state securities authorities that may be required in connection with the Transactions and (d) compliance with the applicable requirements of the NYSE, no notices, reports or other filings are required to be made by the Stockholder, nor are any consents, registrations, approvals, waivers or authorizations required to be obtained by the Stockholder from, any Governmental Entity in connection with the execution, delivery and performance of this Agreement by the Stockholder, or the consummation of the Transactions, including the Merger, or the transactions contemplated by this Agreement, except those that the failure to make or obtain, as the case may be, would not, individually or in the aggregate, reasonably be expected to restrict, prohibit or impair the consummation of the Transactions, including the Merger, or the performance by the Stockholder of its obligations under this Agreement.
4.4Ownership of the Owned Shares. The Stockholder is, as of the date hereof, the record and beneficial owner of the Owned Shares, all of which are free and clear of any Liens (except for those listed on Exhibit B), other than those created by this Agreement or arising under applicable securities Laws. The Stockholder does not own, of record or beneficially, any shares of capital stock of the Company, or other rights to acquire shares of capital stock of the Company, in each case other than the Owned Shares and any Company Equity Awards which are either non-voting or constitute Covered Shares. The Stockholder has the sole right to dispose of the Owned Shares, and none of the Owned Shares is subject to any pledge, disposition, transfer or other Contract or restriction. The Stockholder has not entered into any Contract to transfer any Owned Shares and no person has a right to acquire any of the Owned Shares held by the Stockholder.

4.5Absence of Litigation. There are no Actions pending or against, or to the knowledge of the Stockholder, threatened against, the Stockholder that would reasonably be expected to prevent, or materially impair the ability of the Stockholder to perform its obligations under this Agreement.
4.6Reliance by Parent and the Company. The Stockholder understands and acknowledges that Parent and the Company are entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement and the representations, warranties, covenants and obligations of the Stockholder contained herein. The Stockholder has had the opportunity to review this Agreement and the Merger Agreement and understands and acknowledges that the Merger Agreement governs the terms of the Transactions, including the Merger.
4.7Finders Fees. The Stockholder has not employed or retained any investment banker, broker or finder in connection with the Transactions who is entitled to any fee or any commission in connection with or upon consummation of the Transactions or has incurred or will incur any obligation or liability for any brokerage fees, commissions or finders fees in connection with the transactions contemplated by the Merger Agreement or this Agreement.
5.Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholder and the Company as follows:
5.1Due Authority. Parent is a legal entity (a) duly organized and validly existing under the Laws of the jurisdiction of its organization and (b) in good standing in the jurisdiction of its organization. Parent has all requisite limited liability company power and authority and has taken all company action necessary (including approval by the board of managers or applicable governing bodies) to execute, deliver and perform its obligations under this Agreement in accordance with the terms hereof and no other company action by Parent or vote of holders of any class of equity securities of Parent is necessary to approve and adopt this Agreement. This Agreement has been duly executed and delivered by Parent and, assuming this Agreement constitutes the legal, valid and binding agreement of all of the other parties hereto, constitutes the legal, valid and binding agreement of Parent enforceable against Parent in accordance with its terms, subject to the Bankruptcy and Equity Exception.
5.2No Conflict. The execution and delivery of, and performance by Parent of, this Agreement will not, constitute or result in, other than as provided in the Merger Agreement with respect to the Transactions, including the Merger, (a) a breach or violation of, or default under, any provision of the certificate of formation or limited liability company agreement of Parent or similar organizational documents of any of its Subsidiaries, (b) breach or violation of any Law applicable to Parent, or (c) with or without notice, lapse of time or both, a breach, cancellation, modification or violation of, a termination (or right of termination) or default under, the acceleration of any obligations or the loss of any benefit under, give rise to the payment of any fee, penalty or other amount under, or the creation of a Lien (other than a Permitted Lien) on any of the properties or assets of Parent pursuant to any Contract binding on Parent, other than in the case of the preceding clauses (b) and (c), as would not reasonably be expected to, individually or in the aggregate, restrict, prohibit or impair the performance by Parent of its obligations under this Agreement.
6.Representations and Warranties of the Company. The Company hereby represents and warrants to the Stockholder and Parent as follows: that the Company has all requisite corporate power and authority to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby; and this Agreement has been duly executed and delivered by the Company and, assuming this Agreement constitutes the legal, valid and binding agreement of all of the other parties hereto, constitutes the legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Bankruptcy and Equity Exception.
7.Survival. Section 8.1 of the Merger Agreement is incorporated herein by reference, mutatis mutandis.
8.Waiver of Appraisal and Dissenter Rights and Certain Other Actions. The Stockholder hereby irrevocably and unconditionally waives, to the fullest extent of the law, and agrees to cause to be waived and not to assert any appraisal rights, any dissenter’s rights and any similar rights under Section 262 of the DGCL with respect to all of the Owned Shares with respect to the Transactions, including the Merger.
9.Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change in the Company Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Company Common Stock”, “Covered Shares”, and “Owned Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.
10.Further Assurances. The Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as the Company may reasonably request to the extent reasonably necessary to effect the transactions contemplated by this Agreement.
11.Directors and Officers. This Agreement shall apply to the Stockholder solely in the Stockholder’s capacity as the record holder or beneficial owner of the Covered Shares and not (if applicable) in the Stockholder’s capacity as a director, officer or employee of the Company or in the Stockholder’s capacity as a trustee or fiduciary of any employee benefit plan. Notwithstanding any provision of this Agreement to the contrary, the Stockholder makes no agreement or understanding in this Agreement in the Stockholder’s capacity (if applicable) as a director or officer of the Company or any of its Subsidiaries and nothing in this Agreement shall (or shall require the Stockholder to attempt to) limit or restrict any actions or omissions of a director or officer of the Company, including the exercise of his or her fiduciary duties as a director or officer of the Company or in his or her capacity as a trustee or fiduciary of any employee benefit plan or prevent or be construed to create any obligation on the part of any director or officer of the Company or any trustee or fiduciary of any employee benefit plan from taking any action in his or her capacity as such director, officer, trustee or fiduciary (including in connection with any Company Adverse Recommendation Change).
12.Notices. Section 8.7 of the Merger Agreement is incorporated herein by reference, mutatis mutandis. For purposes hereof, the Stockholder’s address is set forth below its signature hereto.
13.Interpretation. Sections 8.12(a) and (b) of the Merger Agreement are hereby incorporated into this Agreement, mutatis mutandis.
14.Entire Agreement. This Agreement (along with the documents referenced herein) and the Merger Agreement collectively constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.
15.No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
16.Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. Section 8.5 of the Merger Agreement is incorporated herein by reference, mutatis mutandis.
17.Assignment; Successors. Section 8.13 of the Merger Agreement is incorporated herein by reference, mutatis mutandis.
18.Specific Performance. Section 8.6 of the Merger Agreement is incorporated herein by reference, mutatis mutandis.
19.Non-Recourse. Section 8.14 of the Merger Agreement is incorporated herein by reference, mutatis mutandis.
20.Severability. Section 8.11 of the Merger Agreement is incorporated herein by reference, mutatis mutandis.
21.Counterparts. Section 8.4 of the Merger Agreement is incorporated herein by reference, mutatis mutandis.
22.Amendment; Waiver. This Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance. No failure or delay on the part of a party in the exercise of any right or remedy hereunder shall impair such right or power or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right or power.
23.No Agreement until Executed. This Agreement shall not be effective unless and until the Company Board has approved, for purposes of any applicable Takeover Laws and any applicable provision of the Certificate of Incorporation, the Merger Agreement, the Support Agreements and the Transactions, including the Merger.
[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
PARENT
WILLOW PARENT, LLC
By:
Name:
Title:
[Signature Page to Support Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
COMPANY
WEAVE COMMUNICATIONS, INC.
By:
Name:
Title:

[Signature Page to Support Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
STOCKHOLDER
[●]

By:
Name: [●]
Title: [●]

Address:
[●]
[●]

[Signature Page to Support Agreement]

Exhibit A

Owned Shares

Stockholder	Owned Shares
[●]	[●]

Exhibit B
Liens
[●]